Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated May 6, 2011 to
Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The date included as part of the first paragraph of the “Underlying Mutual Fund Annual Expenses” section has been changed from December 31, 2009 to December 31, 2010. The paragraph now reads as follows:

The next table provides the minimum and maximum total operating expenses, as of December 31, 2010, charged by the underlying mutual funds that you may pay periodically during the life of the Contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.